Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronny Yakov, President and Interim Chief Financial Officer of The OLB Group, Inc., (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)
the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2010 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2010	By:	/s/ Ronny Yakov
	Name:	Ronny Yakov
	Title:	President and Interim Chief Financial Officer